UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2023

Netcapital Inc.
(Exact name of registrant as specified in its charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
(Address of principal executive offices) (Zip Code)

782-925-1700
(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

On May 23, 2023, Netcapital Inc., a Utah corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors, pursuant to which the Company agreed to issue and sell to such investors, in a registered direct offering (the “Offering”), 1,100,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price of $1.55 per Share, for aggregate gross proceeds of $1,705,000, before deducting the placement agent's fees and other offering expenses payable by the Company. The Offering closed on May 25, 2023. The Shares were offered and issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File 333-267921) (the “Shelf Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), on October 18, 2022 and declared effective on October 26, 2022.

The Company intends to use up to approximately $365,000 of the net proceeds from the Offering to repay certain indebtedness, including accrued interest, having a 12% interest rate and a maturity date of October 31, 2023, and the Company intends to use the remainder of net proceeds for working capital and general corporate purposes.

Also in connection with the Offering, on May 23, 2023, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with ThinkEquity LLC (the “Placement Agent”), pursuant to which (i) the Placement Agent agreed to act as placement agent on a “best efforts” basis in connection with the Offering, (ii) the Company agreed to pay the Placement Agent an aggregate fee equal to 8.0% of the gross proceeds raised in the Offering, and to reimburse the Placement Agent for certain expenses, and (iii) the Company agreed to issue to the Placement Agent warrants to purchase up to 55,000 shares of Common Stock at an exercise price of $1.94 (the “Placement Agent Warrants”), which were issued on May 25, 2023. The Placement Agent Warrants (and the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated thereunder.

The Placement Agency Agreement and the Purchase Agreement contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Placement Agent, or the investors, as the case may be, other obligations of the parties and termination provisions. Pursuant to the terms of the Purchase Agreement, from the date hereof until 30 days after the closing date of the Offering, subject to certain exceptions, we may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents, or file any registration statement or any amendment or supplement thereto, other than the prospectus supplement. In addition, from the date hereof until 30 days after the closing date of the Offering, we are prohibited from effecting or entering into an agreement to effect any issuance of common stock or common stock equivalents involving a variable rate transaction (as defined in the securities purchase agreement); provided, that an “at the market offering” shall not constitute a variable rate transaction.

In addition, pursuant to certain “lock-up” agreements, our officers and directors and 10% stockholders agreed, for a period of 60 days from the May 23, 2023, not to engage in any of the following, whether directly or indirectly, without the consent of the investors under the Purchase Agreement: offer to sell, sell, contract to sell pledge, grant, lend, or otherwise transfer or dispose of shares of our Common Stock or any securities convertible into or exercisable or exchangeable for shares of our Common Stock (the “Lock-Up Securities”); enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities; make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lock-Up Securities; enter into any transaction, swap, hedge, or other arrangement relating to any Lock-Up Securities subject to customary exceptions; or publicly disclose the intention to do any of the foregoing.

The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Placement Agent Warrant, and the Purchase Agreement and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 4.1, and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Codelaw LLC, Utah counsel to the Company, delivered an opinion as to the validity of the Shares, a copy of which is attached to this Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The applicable information set forth in Item 1.01 of this Form 8-K with respect to the issuance of the Placement Agent Warrant (and the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants) is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management, including, without limitation, the intended use of proceeds upon consummation of the Offering. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including, among other things, the Company’s ability to maintain its listing of Common Stock on the Nasdaq Capital Market, and those risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC, which may cause the Company’s actual results, performance and achievements to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

Item 7.01.	Regulation FD Disclosure.

The Company issued a press release announcing the pricing of the Offering on May 23, 2023. A copy of such press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. In addition, the Company issued a press release announcing the closing of the Offering on May 25, 2023. A copy of such press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference. The information in this Item 7.01, including Exhibits 99.1 and 99.2, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Placement Agency Agreement by and between the Company and the Placement Agent dated May 23, 2023.
4.1	Form of Placement Agent Warrant
5.1	Opinion of Codelaw LLC.
10.1	Form of Securities Purchase Agreement by and between the Company and the certain institutional investors dated May 23, 2023.
23.1	Consent of Codelaw LLC (contained in Exhibit 5.1 above).
99.1	Pricing Press Release dated May 23, 2023.
99.2	Closing Press Release dated May 25, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Netcapital Inc.
(Registrant)

Date: May 25, 2023	By:	/s/ Martin Kay
Martin Kay
Chief Executive Officer